FIDELITY
MID-CAP STOCK
FUND

ANNUAL REPORT
APRIL 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   22  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  26  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  29  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          30

OF SPECIAL NOTE        31

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THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

With 13 record-high closings, the Dow Jones Industrial Average surged nearly 1,000 points in April. What's particularly noteworthy about this performance is that, in some cases, gains were fueled by a rotation out of growth stocks and into issues more sensitive to economic swings. The strength in blue chips, combined with heavy global, corporate and agency bond issuance, contributed to the downward pressure on government security prices.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY MID-CAP STOCK        9.92%        174.36%       169.97%

S&P MidCap 400 (registered    6.43%        147.07%       144.61%
trademark)

Mid-Cap Funds Average         5.00%        122.65%       n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on March 29, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 349 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY MID-CAP STOCK        9.92%        22.37%        21.55%

S&P MidCap 400                6.43%        19.83%        19.21%

Mid-Cap Funds Average         5.00%        17.03%        n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND
             Mid-Cap Stock               S&P MidCap 400
             00337                       SP004
  1994/03/29      10000.00                    10000.00
  1994/03/31       9780.00                     9827.50
  1994/04/30       9840.00                     9900.23
  1994/05/31       9890.00                     9806.17
  1994/06/30       9690.00                     9468.84
  1994/07/31       9930.00                     9789.83
  1994/08/31      10740.00                    10302.82
  1994/09/30      10990.00                    10110.16
  1994/10/31      11180.00                    10220.36
  1994/11/30      10720.00                     9759.42
  1994/12/31      10846.15                     9849.01
  1995/01/31      10927.24                     9951.54
  1995/02/28      11464.48                    10473.20
  1995/03/31      11860.51                    10654.91
  1995/04/30      12195.61                    10868.86
  1995/05/31      12378.39                    11131.13
  1995/06/30      12984.78                    11584.28
  1995/07/31      13715.88                    12188.63
  1995/08/31      14004.20                    12413.99
  1995/09/30      14302.82                    12714.91
  1995/10/31      14014.50                    12387.76
  1995/11/30      14539.66                    12928.73
  1995/12/31      14525.66                    12896.54
  1996/01/31      14977.57                    13083.66
  1996/02/29      15397.20                    13528.38
  1996/03/31      15386.44                    13690.45
  1996/04/30      15956.71                    14108.55
  1996/05/31      16666.85                    14299.30
  1996/06/30      16158.58                    14084.67
  1996/07/31      15221.85                    13131.84
  1996/08/31      16080.52                    13889.16
  1996/09/30      17073.01                    14494.72
  1996/10/31      16638.10                    14536.90
  1996/11/30      17429.86                    15355.77
  1996/12/31      17157.68                    15372.81
  1997/01/31      17731.94                    15949.91
  1997/02/28      17274.87                    15818.80
  1997/03/31      16325.58                    15144.44
  1997/04/30      16759.21                    15537.14
  1997/05/31      18165.57                    16895.71
  1997/06/30      19160.83                    17370.31
  1997/07/31      20672.56                    19090.14
  1997/08/31      20635.69                    19067.04
  1997/09/30      21704.96                    20163.01
  1997/10/31      20820.05                    19285.72
  1997/11/30      21164.18                    19571.54
  1997/12/31      21804.06                    20331.11
  1998/01/31      21673.42                    19944.00
  1998/02/28      23463.20                    21596.36
  1998/03/31      24665.11                    22570.36
  1998/04/30      24560.59                    22982.27
  1998/05/31      23763.68                    21948.30
  1998/06/30      24491.13                    22086.79
  1998/07/31      23834.87                    21230.48
  1998/08/31      19394.63                    17278.64
  1998/09/30      20288.27                    18891.60
  1998/10/31      21796.27                    20579.95
  1998/11/30      23220.50                    21606.89
  1998/12/31      25114.84                    24217.43
  1999/01/31      25466.00                    23274.65
  1999/02/28      24075.41                    22055.98
  1999/03/31      25241.26                    22672.23
  1999/04/30      26997.05                    24460.61
IMATRL PRASUN   SHR__CHT 19990430 19990520 110300 R00000000000065

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Mid-Cap Stock Fund on March 29, 1994, when the fund started. As the chart shows, by April 30, 1999, the value of the investment would have grown to $26,997 - a 169.97% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $24,461 - a 144.61% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Powerful momentum in stock prices
and overwhelming investor
confidence provided the backdrop
for the surge in large-cap stock
prices during the 12-month period
that ended April 30, 1999.
Following the July through October
1998 correction, investor
confidence was bolstered by a
near-perfect economic environment
of strong domestic growth, low
interest rates, benign inflation and
improving overseas markets. The
hype surrounding equities was
greatest in the technology sector,
most notably Internet stocks.
Pharmaceutical, finance and
telecommunications shares also
performed well. Late in the period,
economically sensitive cyclical stocks
outperformed other sectors as
investors worried about the
potential threat of inflation due to
strong economic indicators in the
U.S. and signs that global markets
were beginning to turn around.
Approximately one month after
surpassing the 10,000 level late in
March, the Dow Jones Industrial
Average was flirting with 11,000. As
market leadership broadened
into cyclical stocks and
value-oriented sectors, the surge in
stock prices drove the Dow Jones
Industrials, Standard & Poor's 500
and NASDAQ indexes up 21.06%,
21.82% and 36.10%, respectively,
for the year. The phenomenal
performance of a narrow group of
large-cap growth stocks, however,
masked the weak results of the
overall market as the average stock
on the New York Stock Exchange
posted negative returns during the
period.

(photograph of Katherine Collins)

An interview with Katherine Collins, Portfolio Manager of Fidelity Mid-Cap Stock Fund

Q. HOW DID THE FUND PERFORM, KATHERINE?

A. The fund did very well, outperforming both the benchmark Standard & Poor's MidCap 400 Index and the mid-cap funds average. For the 12 months that ended April 30, 1999, the fund had a return of 9.92%, compared to a return of 6.43% for the S&P 400 index and a 5.00% return for the mid-cap funds average monitored by Lipper Inc.

Q. WHAT FACTORS AFFECTED PERFORMANCE DURING THE 12-MONTH PERIOD?

A. The fund's diversified approach worked well during a period of change, which included a dramatic correction in the late summer of 1998 prompted by the Russian financial crisis. During the first six to nine months of the fund's fiscal year, the fund did better than the S&P index because technology and traditional growth stocks were doing well. I manage the fund to be somewhat more aggressive than the S&P mid-cap index, although it is often less aggressive than many competitive funds. In the final three months of the period, as value stocks started to recover, the fund's performance also pulled ahead of some of the more aggressive growth funds in the Lipper group. I tried to keep the fund firmly in the growth style, but also have some balance with cyclical issues and other types of value stocks to keep the fund diversified throughout the full spectrum of the market.

Q. TECHNOLOGY WAS YOUR LARGEST INDUSTRY WEIGHTING AT THE END OF THE PERIOD, AT 14.8% OF INVESTMENTS. WHAT WAS YOUR STRATEGY?

A. Technology was an important contributor to performance, and Internet-related stocks were the largest contributors within technology. Throughout the 12-month period, I repositioned the technology portion of the portfolio. I moved the fund away from hardware and software companies that were dependent on sales of personal computers because I was concerned about general corporate technology spending. I emphasized cyclical technology areas like semiconductor capital equipment and I invested in selected Internet stocks, especially those focused on the business-to-business market. Many of these infrastructure and business-related companies have records of profitability, unlike many consumer-focused Internet companies.

Q. WHICH TECHNOLOGY HOLDINGS PERFORMED WELL FOR THE FUND?

A. Internet-related companies that did well included Intuit, which did an excellent job expanding its core finance and accounting products to the Web, and VeriSign, which provides security systems for Internet transactions. Another significant contributor to performance was E Trade, which unlike many consumer-related companies showed it can earn a profit. AOL was a positive contributor during the period, although I sold most of the position to take profits from the stock's price appreciation and because AOL has grown to be a large-cap company. Semi-conductor equipment companies also helped performance, including Applied Materials and Teradyne. I recently reduced the holdings in this area following the price gains.

Q. WHAT OTHER AREAS HAVE HELPED PERFORMANCE?

A. The media and leisure sector continued to be the fund's largest overweighting, relative to the S&P mid-cap index, at 12.1% of investments at the end of the fiscal year. I invested in a number of broadcasting companies, including Clear Channel, Westwood One and Jacor Communications. All did well as radio advertising sales remained healthy. Premier Parks, which owns a number of regional theme parks and acquired the Six Flags parks, also was a strong contributor. Other contributors were USA Network and Harley-Davidson. Energy was another area that helped performance. Late in 1998 and early in 1999, I substantially increased the fund's energy holdings, and this helped as the sector revived.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. One of the biggest single disappointments was Service Corp., which owns a chain of funeral homes. This company failed to meet analysts' earnings expectations because of a decline in the death rate and earnings shortfalls in acquired properties. Another poor performer was Network Associates, a software company specializing in security programs.

Q. WHAT IS YOUR OUTLOOK?

A. I am a little more optimistic about the stock market than I was six months ago as the economy continues to grow and corporate earnings have increased. Mid-cap stocks remain undervalued when compared to large-cap stocks on the basis of measures such as price-to-earnings ratios. However, in managing this fund, I don't concentrate on macro-economic issues. It's a stock-by-stock selection process, and I think Fidelity's emphasis on research gives me an advantage in finding good companies at attractive stock prices.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: long-term growth of
capital by investing mainly in
equity securities of
companies with
medium-sized market
capitalizations

START DATE: March 29, 1994

FUND NUMBER: 337

TRADING SYMBOL: FMCSX

SIZE: as of April 30, 1999,
more than $1.7 billion

MANAGER: Katherine Collins,
since 1997; manager, Fidelity
Advisor Mid-Cap Fund, since
1997; Fidelity Select Leisure
Portfolio, Fidelity Select
Consumer Industries Portfolio,
1996-1997; Fidelity Select
Construction and Housing
Portfolio, 1992-1994;
joined Fidelity in 1990

KATHERINE COLLINS ON THE
RELATIVE INEFFICIENCY OF
THE MID-CAP STOCK MARKET:

"The mid-cap stock market is less
efficient than the large-cap market
simply because there are fewer
equity analysts following mid-cap
companies. A company larger than
$5 billion in market capitalization
is likely to have more than twice
as many analysts covering it as a
mid-cap company. This means that
there is a greater opportunity for
an independent analyst to discover
discrepancies between a
company's fundamental outlook
and the market valuation of its
stock.

"That's where Fidelity's proven
strength - independent equity
research - comes in. A recent
Reuters poll of more than 1,000
executives in small- and mid-cap
companies ranked Fidelity as the
No. 1 buy-side research organization
in every category. We have
invested more people and technology
in independent research, covering
industries from large-cap through
small-cap. This allows us to
develop insights across the entire
industry and relate trends to specific
companies.

"Our analysts may discover an
exciting new product, or they may
discover hidden value in a company's
operations, or they may better
understand the challenges of a
proposed merger. This kind of
bottoms-up research can uncover
exciting investment opportunities
in an inefficient market."



INVESTMENT CHANGES





TOP TEN STOCKS AS OF APRIL
30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

Leggett & Platt, Inc.           1.8                      1.8

QUALCOMM, Inc.                  1.6                      0.0

Westwood One, Inc.              1.4                      0.8

Jacor Communications, Inc.      1.3                      0.9
Class A

Cardinal Health, Inc.           1.2                      1.1

USA Networks, Inc.              1.1                      1.0

Premier Parks, Inc.             1.1                      0.8

Service Corp. International     1.1                      1.0

Associates First Capital        1.0                      0.7
Corp. Class A

Harley-Davidson, Inc.           1.0                      1.5

TOP FIVE MARKET SECTORS AS OF
APRIL 30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

TECHNOLOGY                      14.8                     11.5

MEDIA & LEISURE                 12.1                     13.0

FINANCE                         10.3                     10.4

RETAIL & WHOLESALE              9.2                      9.1

ENERGY                          7.8                      2.8


ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF APRIL 30, 1999 *

Stocks 94.5%
Short-term
investments 5.5%
*FOREIGN
INVESTMENTS 1.2%

Row: 1, Col: 1, Value: 94.5
Row: 1, Col: 2, Value: 5.5

AS OF OCTOBER 31, 1998 **

Stocks  91.8%
Short-term
investments 8.2%
**FOREIGN
INVESTMENTS 0.6%

Row: 1, Col: 1, Value: 91.8
Row: 1, Col: 2, Value: 8.199999999999999




INVESTMENTS APRIL 30, 1999

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 94.5%

                                 SHARES                    VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 1.4%

AEROSPACE & DEFENSE - 0.8%

Gulfstream Aerospace Corp. (a)    280,900                  $ 13,694

SHIP BUILDING & REPAIR - 0.6%

General Dynamics Corp.            158,500                   11,135

TOTAL AEROSPACE & DEFENSE                                   24,829

BASIC INDUSTRIES - 2.5%

CHEMICALS & PLASTICS - 1.4%

Cytec Industries, Inc. (a)        213,300                   6,066

IMC Global, Inc.                  234,000                   5,850

Ivex Packaging Corp. (a)          436,300                   8,590

Solutia, Inc.                     127,700                   3,113

                                                            23,619

IRON & STEEL - 0.6%

Nucor Corp.                       120,500                   7,072

Steel Dynamics, Inc. (a)          212,700                   3,589

                                                            10,661

PACKAGING & CONTAINERS - 0.5%

Bemis Co., Inc.                   105,500                   3,693

Owens-Illinois, Inc. (a)          136,500                   3,959

Silgan Holdings, Inc. (a)         98,800                    1,704

                                                            9,356

TOTAL BASIC INDUSTRIES                                      43,636

CONSTRUCTION & REAL ESTATE -
3.9%

BUILDING MATERIALS - 2.2%

Armstrong World Industries,       63,500                    3,477
Inc.

Carlisle Companies, Inc.          276,500                   13,549

Dayton Superior Corp. Class A     256,700                   5,086
(a)

Elcor Corp.                       92,560                    3,575

Lone Star Industries, Inc.        60,500                    2,159

Masco Corp.                       209,800                   6,163

Sherwin-Williams Co.              104,300                   3,246

York International Corp.          23,900                    986

                                                            38,241

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

CONSTRUCTION & REAL ESTATE -
CONTINUED

CONSTRUCTION - 1.2%

Centex Corp.                      197,300                  $ 7,214

Jacobs Engineering Group,         167,300                   6,598
Inc. (a)

Lennar Corp.                      244,800                   5,921

Pulte Corp.                       69,600                    1,575

                                                            21,308

REAL ESTATE INVESTMENT TRUSTS
- 0.5%

Apartment Investment &            129,300                   5,180
Management Co. Class A

Duke Realty Investments, Inc.     117,400                   2,759

                                                            7,939

TOTAL CONSTRUCTION & REAL                                   67,488
ESTATE

DURABLES - 7.3%

AUTOS, TIRES, & ACCESSORIES -
2.3%

Barrett Resources Corp. (a)       84,000                    2,552

Casey's General Stores, Inc.      428,100                   5,672

Danaher Corp.                     228,200                   15,161

Navistar International Corp.      83,300                    4,358
(a)

Pep Boys-Manny, Moe & Jack        212,400                   3,040

SPX Corp.                         128,710                   8,406

                                                            39,189

CONSUMER ELECTRONICS - 0.3%

Black & Decker Corp.              98,100                    5,567

HOME FURNISHINGS - 2.8%

Bassett Furniture Industries,     141,000                   3,384
Inc.

Knoll, Inc. (a)                   87,400                    2,098

Leggett & Platt, Inc.             1,321,100                 30,465

Miller (Herman), Inc.             140,500                   2,801

Newell Rubbermaid, Inc.           117,800                   5,588

Restoration Hardware, Inc.        224,500                   3,508

                                                            47,844

TEXTILES & APPAREL - 1.9%

Liz Claiborne, Inc.               109,980                   3,636

Mohawk Industries, Inc. (a)       253,100                   8,162

Quiksilver, Inc. (a)              84,300                    2,239

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

DURABLES - CONTINUED

TEXTILES & APPAREL - CONTINUED

Shaw Industries, Inc. (a)         136,300                  $ 2,470

WestPoint Stevens, Inc. Class     454,300                   15,560
A (a)

                                                            32,067

TOTAL DURABLES                                              124,667

ENERGY - 7.8%

ENERGY SERVICES - 2.3%

ENSCO International, Inc.         660,200                   12,255

Halliburton Co.                   335,200                   14,288

Schlumberger Ltd.                 131,000                   8,368

Transocean Offshore, Inc.         153,200                   4,548

                                                            39,459

OIL & GAS - 5.5%

Anadarko Petroleum Corp.          238,600                   9,052

Apache Corp.                      385,100                   11,818

Cabot Oil & Gas Corp. Class A     84,000                    1,470

Coastal Corp. (The)               137,200                   5,248

Conoco, Inc. Class A              130,800                   3,548

Enron Oil & Gas Co.               251,300                   4,775

Kerr-McGee Corp.                  123,952                   5,252

Noble Affiliates, Inc.            129,300                   4,146

Nuevo Energy Co. (a)              277,150                   4,400

Santa Fe Energy Resources,        255,100                   2,296
Inc. (a)

Snyder Oil Corp.                  306,000                   5,565

Stone Energy Corp. (a)            102,500                   3,479

Tosco Corp.                       530,500                   14,191

Ultramar Diamond Shamrock         278,100                   6,414
Corp.

USX-Marathon Group                132,600                   4,144

Vastar Resources, Inc.            164,600                   9,032

                                                            94,830

TOTAL ENERGY                                                134,289

FINANCE - 10.3%

BANKS - 2.5%

Amcore Financial, Inc.            46,600                    979

Comerica, Inc.                    212,100                   13,800

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

BANKS - CONTINUED

Marshall & Ilsley Corp.           213,100                  $ 14,917

Westamerica Bancorp.              202,100                   6,745

Whitney Holding Corp.             25,900                    1,049

Zions Bancorp                     85,300                    5,688

                                                            43,178

CREDIT & OTHER FINANCE - 1.7%

Associates First Capital          376,800                   16,697
Corp. Class A

Household International, Inc.     49,100                    2,470

Providian Financial Corp.         81,250                    10,486

                                                            29,653

INSURANCE - 4.7%

AFLAC, Inc.                       173,900                   9,434

Allmerica Financial Corp.         195,400                   11,199

Ambac Financial Group, Inc.       246,600                   14,888

American Bankers Insurance        133,000                   6,974
Group, Inc.

CIGNA Corp.                       152,800                   13,322

Financial Security Assurance      14,500                    828
Holdings Ltd.

MBIA, Inc.                        165,300                   11,116

Protective Life Corp.             174,300                   6,830

Reliastar Financial Corp.         181,811                   6,682

                                                            81,273

SAVINGS & LOANS - 0.5%

Commercial Federal Corp.          83,300                    2,020

Richmond County Financial         121,100                   1,991
Corp.

Webster Financial Corp.           137,200                   4,219

                                                            8,230

SECURITIES INDUSTRY - 0.9%

E Trade Group, Inc. (a)           130,100                   15,027

TOTAL FINANCE                                               177,361

HEALTH - 6.4%

DRUGS & PHARMACEUTICALS - 0.6%

Quintiles Transnational Corp.     274,300                   11,126
(a)

MEDICAL EQUIPMENT & SUPPLIES
- 5.3%

Becton, Dickinson & Co.           143,300                   5,329

Biomet, Inc.                      197,600                   8,102

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES
- CONTINUED

Boston Scientific Corp. (a)       45,100                   $ 1,920

Cardinal Health, Inc.             339,650                   20,315

Cyberonics, Inc. (a)              184,000                   1,495

Guidant Corp.                     134,000                   7,194

Heartport, Inc. (a)               173,600                   944

Medtronic, Inc.                   211,585                   15,221

Millipore Corp.                   197,500                   6,061

Novoste Corp. (a)                 107,900                   2,401

Pall Corp.                        358,400                   6,608

Sybron International, Inc. (a)    529,350                   14,656

                                                            90,246

MEDICAL FACILITIES MANAGEMENT
- 0.5%

Health Management Associates,     383,925                   5,999
Inc. Class A (a)

Trigon Healthcare, Inc. (a)       55,800                    1,772

                                                            7,771

TOTAL HEALTH                                                109,143

INDUSTRIAL MACHINERY &
EQUIPMENT - 3.8%

ELECTRICAL EQUIPMENT - 1.7%

American Power Conversion         93,200                    3,076
Corp. (a)

Emerson Electric Co.              115,200                   7,430

General Electric Co.              28,400                    2,996

VWR Scientific Products Corp.     610,900                   15,654
(a)

                                                            29,156

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.8%

ASM Lithography Holding N V       136,300                   5,316
(a)

Gorman-Rupp Co.                   169,900                   2,633

Illinois Tool Works, Inc.         53,300                    4,104

Kaydon Corp.                      45,400                    1,532

Manitowoc Co., Inc.               187,500                   7,148

PRI Automation, Inc. (a)          302,100                   7,496

Stanley Works                     95,900                    2,919

                                                            31,148

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

POLLUTION CONTROL - 0.3%

Waste Management, Inc.            95,386                   $ 5,389

TOTAL INDUSTRIAL MACHINERY &                                65,693
EQUIPMENT

MEDIA & LEISURE - 12.1%

BROADCASTING - 6.5%

AT&T Corp. (Liberty Media         72,852                    4,653
Group) Class A (a)

Cablevision Systems Corp.         17,600                    1,362
Class A (a)

CBS Corp. (a)                     259,100                   11,805

Cox Communications, Inc.          58,600                    4,651
Class A (a)

Hearst-Argyle Television,         77,600                    1,979
Inc. (a)

Heftel Broadcasting Corp.         43,500                    2,365
Class A (a)

Jacor Communications, Inc.        272,100                   21,836
Class A (a)

MediaOne Group, Inc.              27,800                    2,267

Nielsen Media Research, Inc.      59,633                    1,632

Sinclair Broadcast Group,         113,600                   1,590
Inc. Class A (a)

Univision Communications,         204,000                   11,807
Inc. Class A (a)

USA Networks, Inc. (a)            513,600                   19,196

Westwood One, Inc. (a)            697,500                   23,889

Young Broadcasting, Inc.          66,900                    2,835
Class A (a)

                                                            111,867

ENTERTAINMENT - 2.4%

Cinar Films, Inc. Class B         203,100                   4,240
(sub. vtg.) (a)

Fox Entertainment Group, Inc.     329,300                   8,438

Pixar (a)                         173,000                   7,180

Premier Parks, Inc. (a)           537,700                   18,584

Ticketmaster Online               104,900                   3,317
CitySearch, Inc. (a)

                                                            41,759

LEISURE DURABLES & TOYS - 1.7%

Harley-Davidson, Inc.             275,100                   16,403

Hasbro, Inc.                      238,800                   8,149

Mattel, Inc.                      198,100                   5,126

                                                            29,678

PUBLISHING - 0.3%

Belo (A.H.) Corp. Class A         127,600                   2,759

Meredith Corp.                    37,200                    1,365

                                                            4,124

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

MEDIA & LEISURE - CONTINUED

RESTAURANTS - 1.2%

Papa John's International,        184,800                  $ 7,427
Inc. (a)

Starbucks Corp. (a)               360,000                   13,298

                                                            20,725

TOTAL MEDIA & LEISURE                                       208,153

NONDURABLES - 4.0%

AGRICULTURE - 0.3%

Michael Foods, Inc.               229,700                   5,254

BEVERAGES - 1.0%

Brown-Forman Corp. Class B        47,000                    3,463

Celestial Seasonings, Inc. (a)    30,700                    587

Coca-Cola Bottling Co.            26,300                    1,447
Consolidated

Coors (Adolph) Co. Class B        197,400                   10,561

Whitman Corp.                     39,800                    652

                                                            16,710

FOODS - 2.7%

American Italian Pasta Co.        73,500                    1,975
Class A (a)

Dean Foods Co.                    302,100                   10,781

Earthgrains Co.                   361,600                   7,661

Flowers Industries, Inc.          264,800                   5,627

Interstate Bakeries Corp.         336,800                   7,494

Keebler Foods Co. (a)             126,800                   4,073

Nabisco Holdings Corp. Class A    33,700                    1,274

Suiza Foods Corp. (a)             48,900                    1,837

Tootsie Roll Industries, Inc.     139,977                   5,800

                                                            46,522

TOTAL NONDURABLES                                           68,486

RETAIL & WHOLESALE - 9.2%

APPAREL STORES - 1.6%

American Eagle Outfitters,        58,900                    4,403
Inc. (a)

Bon-Ton Stores, Inc. (a)          442,900                   2,740

Ross Stores, Inc.                 84,300                    3,873

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

RETAIL & WHOLESALE - CONTINUED

APPAREL STORES - CONTINUED

TJX Companies, Inc.               392,500                  $ 13,075

Wet Seal, Inc. Class A (a)        85,100                    3,468

                                                            27,559

DRUG STORES - 0.8%

CVS Corp.                         206,418                   9,831

Duane Reade, Inc. (a)             55,700                    1,493

Walgreen Co.                      86,700                    2,330

                                                            13,654

GENERAL MERCHANDISE STORES -
3.2%

Dayton Hudson Corp.               85,600                    5,762

Dollar General Corp.              115,100                   4,036

Dollar Tree Stores, Inc. (a)      368,075                   13,435

Family Dollar Stores, Inc.        149,700                   3,612

Nordstrom, Inc.                   442,600                   15,574

Saks, Inc. (a)                    435,120                   12,319

Tuesday Morning Corp. (a)         54,700                    1,067

                                                            55,805

GROCERY STORES - 2.6%

Meyer (Fred), Inc. (a)            247,700                   13,407

Safeway, Inc. (a)                 303,900                   16,392

U.S. Foodservice (a)              340,890                   14,339

                                                            44,138

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.0%

Action Performance Companies,     68,400                    2,317
Inc. (a)

Bed Bath & Beyond, Inc. (a)       191,460                   6,833

Borders Group, Inc. (a)           166,600                   2,405

Office Depot, Inc. (a)            227,100                   4,996

                                                            16,551

TOTAL RETAIL & WHOLESALE                                    157,707

SERVICES - 4.1%

ADVERTISING - 2.0%

Clear Channel Communications,     160,500                   11,155
Inc. (a)

Getty Images, Inc. (a)            55,400                    1,440

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

SERVICES - CONTINUED

ADVERTISING - CONTINUED

Omnicom Group, Inc.               212,100                  $ 15,377

Outdoor Systems, Inc. (a)         286,100                   7,206

                                                            35,178

PRINTING - 0.1%

Schawk, Inc. Class A              182,100                   2,094

SERVICES - 2.0%

Borg-Warner Security Corp.        670,100                   11,811

International Telecom Data        177,600                   2,009
Systems, Inc. (a)

Pittston Co. (Brinks Group)       78,700                    2,076

Service Corp. International       855,700                   17,756

                                                            33,652

TOTAL SERVICES                                              70,924

TECHNOLOGY - 14.8%

COMMUNICATIONS EQUIPMENT - 0.2%

Andrew Corp. (a)                  193,000                   2,690

COMPUTER SERVICES & SOFTWARE
- 8.2%

Affiliated Computer Services,     142,200                   5,439
Inc. Class A (a)

America Online, Inc.              28,570                    4,078

At Home Corp. Series A (a)        46,500                    6,693

CSG Systems International,        93,200                    3,600
Inc. (a)

DST Systems, Inc. (a)             122,800                   7,153

Electronics for Imaging, Inc.     191,500                   9,060
(a)

Excite, Inc. (a)                  17,000                    2,482

Exodus Communications, Inc.       141,900                   12,789
(a)

GeoTel Communications Corp.       160,400                   9,023
(a)

Inktomi Corp.                     75,300                    9,017

Intuit, Inc. (a)                  162,900                   14,030

Legato Systems, Inc. (a)          184,500                   7,461

Lycos, Inc. (a)                   68,100                    6,789

Mentor Graphics Corp. (a)         187,500                   2,273

Polycom, Inc. (a)                 147,700                   3,609

RealNetworks, Inc. (a)            20,500                    4,541

Sabre Group Holdings, Inc.        55,300                    2,883
Class A (a)

Siebel Systems, Inc. (a)          108,490                   4,170

Sportsline USA, Inc. (a)          66,000                    2,640

Synopsys, Inc. (a)                45,400                    2,139

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

VeriSign, Inc. (a)                77,800                   $ 8,947

Veritas Software Corp. (a)        105,500                   7,491

Wang Laboratories, Inc. (a)       220,600                   5,529

                                                            141,836

COMPUTERS & OFFICE EQUIPMENT
- 1.9%

Adaptec, Inc. (a)                 90,800                    2,185

Apple Computer, Inc. (a)          83,000                    3,818

Comverse Technology, Inc. (a)     152,737                   9,794

Gateway 2000, Inc. (a)            55,600                    3,680

Ingram Micro, Inc. Class A (a)    89,300                    2,277

Lexmark International Group,      32,400                    4,001
Inc. Class A (a)

Quantum Corp. (a)                 258,500                   4,621

Symbol Technologies, Inc.         38,800                    1,853

                                                            32,229

ELECTRONIC INSTRUMENTS - 2.3%

Applied Materials, Inc. (a)       90,300                    4,842

KLA-Tencor Corp. (a)              105,300                   5,226

Kulicke & Soffa Industries,       62,300                    1,425
Inc. (a)

Novellus Systems, Inc. (a)        85,300                    4,030

Perkin-Elmer Corp.                109,200                   11,807

Teradyne, Inc. (a)                196,100                   9,253

Waters Corp. (a)                  36,300                    3,816

                                                            40,399

ELECTRONICS - 2.2%

Altera Corp. (a)                  77,900                    5,628

Analog Devices, Inc. (a)          157,600                   5,536

Broadcom Corp. Class A            4,500                     347

Conexant Systems, Inc. (a)        44,500                    1,813

Flextronics International (a)     85,400                    3,987

International Rectifier Corp.     277,700                   2,708
(a)

Linear Technology Corp.           185,500                   10,550

Maxim Integrated Products,        22,300                    1,249
Inc. (a)

Uniphase Corp. (a)                39,500                    4,794

Xilinx, Inc. (a)                  27,700                    1,264

                                                            37,876

TOTAL TECHNOLOGY                                            255,030

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

TRANSPORTATION - 0.1%

TRUCKING & FREIGHT - 0.1%

Expeditors International of       28,300                   $ 1,716
Washington, Inc.

UTILITIES - 6.8%

CELLULAR - 2.3%

ALLTEL Corp.                      78,600                    5,301

QUALCOMM, Inc.                    138,900                   27,780

SkyTel Communications, Inc.       339,200                   5,809
(a)

                                                            38,890

ELECTRIC UTILITY - 2.6%

AES Corp. (a)                     172,900                   8,645

Calpine Corp. (a)                 132,100                   5,631

CMS Energy Corp.                  143,000                   6,292

Duke Energy Corp.                 67,300                    3,769

Energy East Corp.                 49,900                    1,319

Entergy Corp.                     132,700                   4,147

Illinova Corp.                    49,900                    1,310

IPALCO Enterprises, Inc.          241,800                   5,577

PG&E Corp.                        215,600                   6,697

Unicom Corp.                      27,700                    1,075

                                                            44,462

GAS - 0.8%

Enron Corp.                       112,200                   8,443

Ocean Energy, Inc. (a)            554,400                   5,163

                                                            13,606

TELEPHONE SERVICES - 1.1%

Cincinnati Bell, Inc.             355,200                   8,036

COMSAT Corp. Series 1             55,100                    1,791

Qwest Communications              36,500                    3,118
International, Inc. (a)

WinStar Communications, Inc.      139,800                   6,798
(a)

                                                            19,743

TOTAL UTILITIES                                             116,701

TOTAL COMMON STOCKS                                         1,625,823
(Cost $1,315,475)

CASH EQUIVALENTS - 5.5%

                                 SHARES                    VALUE (NOTE 1) (000S)

Taxable Central Cash Fund (b)     93,887,679               $ 93,888
(Cost $93,888)

TOTAL INVESTMENT IN                                        $ 1,719,711
SECURITIES - 100%
(Cost $1,409,363)


LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.79%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

INCOME TAX INFORMATION

At April 30, 1999, the aggregate cost of investment securities for income tax purposes was $1,421,104,000. Net unrealized appreciation aggregated $298,607,000, of which $361,487,000 related to appreciated investment securities and $62,880,000 related to depreciated investment securities.

The fund hereby designates approximately $62,790,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNTS)                    APRIL 30, 1999

ASSETS

Investment in securities, at              $ 1,719,711
value (cost $1,409,363) -
See accompanying schedule

Cash                                       9

Receivable for investments                 22,735
sold

Receivable for fund shares                 4,889
sold

Dividends receivable                       424

Interest receivable                        200

Other receivables                          812

 TOTAL ASSETS                              1,748,780

LIABILITIES

Payable for investments         $ 32,782
purchased

Payable for fund shares          6,500
redeemed

Accrued management fee           681

Other payables and accrued       241
expenses

 TOTAL LIABILITIES                         40,204

NET ASSETS                                $ 1,708,576

Net Assets consist of:

Paid in capital                           $ 1,262,960

Undistributed net investment               1,420
income

Accumulated undistributed net              133,848
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                310,348
(depreciation) on investments

NET ASSETS, for 88,914 shares             $ 1,708,576
outstanding

NET ASSET VALUE, offering                  $19.22
price and redemption price
per share ($1,708,576
(divided by) 88,914 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS           YEAR
                               ENDED APRIL 30, 1999

INVESTMENT INCOME                          $ 10,739
Dividends

Interest                                    3,095

 TOTAL INCOME                               13,834

EXPENSES

Management fee Basic fee         $ 9,927

 Performance adjustment           (1,558)

Transfer agent fees               3,757

Accounting fees and expenses      621

Non-interested trustees'          6
compensation

Custodian fees and expenses       56

Audit                             31

Legal                             13

Reports to shareholders           170

 Total expenses before            13,023
reductions

 Expense reductions               (610)     12,413

NET INVESTMENT INCOME                       1,421

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            145,383

 Foreign currency transactions    11        145,394

Change in net unrealized                    (13,694)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                             131,700

NET INCREASE (DECREASE) IN                 $ 133,121
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             YEAR ENDED APRIL 30, 1999  YEAR ENDED APRIL 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 1,421                    $ (1,614)
income (loss)

 Net realized gain (loss)         145,394                    278,097

 Change in net unrealized         (13,694)                   275,780
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       133,121                    552,263
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     -                          (752)
From net investment income

 From net realized gain           (126,952)                  (157,007)

 TOTAL DISTRIBUTIONS              (126,952)                  (157,759)

Share transactions Net            1,068,343                  2,015,319
proceeds from sales of shares

 Reinvestment of distributions    124,117                    153,508

 Cost of shares redeemed          (1,387,604)                (1,767,175)

 NET INCREASE (DECREASE) IN       (195,144)                  401,652
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       (188,975)                  796,156
IN NET ASSETS

NET ASSETS

 Beginning of period              1,897,551                  1,101,395

 End of period (including        $ 1,708,576                $ 1,897,551
undistributed net investment
income of $1,420 and $10,
respectively)

OTHER INFORMATION
Shares

 Sold                             62,872                     118,438

 Issued in reinvestment of        7,250                      9,563
distributions

 Redeemed                         (82,152)                   (104,070)

 Net increase (decrease)          (12,030)                   23,931


FINANCIAL HIGHLIGHTS

YEARS ENDED APRIL 30,           1999     1998      1997     1996      1995 H       1995 G

SELECTED PER-SHARE DATA

Net asset value, beginning of   $ 18.80  $ 14.30   $ 14.83  $ 12.01   $ 10.78      $ 10.00
period

Income from Invest- ment
Operations

Net investment  income (loss)    .01 D    (.02) D   .03 D    .11 E     .02          -

Net realized  and unrealized     1.69     6.30      .73      3.49      1.23         .92
gain (loss)

Total from investment            1.70     6.28      .76      3.60      1.25         .92
operations

Less Distributions

 From net investment income      -        (.01)     (.03)    (.06)     -            -

From net  realized gain          (1.28)   (1.77)    (1.26)   (.72)     (.02)        (.14)

Total distributions              (1.28)   (1.78)    (1.29)   (.78)     (.02)        (.14)

Net asset value,  end of        $ 19.22  $ 18.80   $ 14.30  $ 14.83   $ 12.01      $ 10.78
period

TOTAL RETURN B, C                9.92%    46.55%    5.03%    30.84%    11.61%       9.27%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end  of period      $ 1,709  $ 1,898   $ 1,101  $ 1,461   $ 459        $ 138
(in millions)

Ratio of expenses to average     .77%     .90%      1.00%    1.02%     1.27% A      1.63% A
net assets

Ratio of expenses to average     .74% F   .86% F    .96% F   1.00% F   1.22% A, F   1.61% A, F
net assets after expense
reductions

Ratio of net investment          .08%     (.10)%    .17%     1.01%     .95% A       (.03)% A
income (loss) to average net
assets

Portfolio turnover rate          121%     132%      155%     179%      163% A       190% A


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.04 PER SHARE.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. G FOR THE PERIOD MARCH 29, 1994 (COMMENCEMENT OF OPERATIONS) TO JANUARY 31, 1995.
H FOR THE THREE MONTH PERIOD ENDED APRIL 30, 1995.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Mid-Cap Stock Fund (the fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. At a special meeting of the shareholders of the fund, held on November 18, 1998, shareholders approved an agreement and Plan of Reorganization of the fund into Fidelity Commonwealth Trust, effective on or about June 26, 1999. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, non-taxable dividends, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are

2. OPERATING POLICIES- CONTINUED

TAXABLE CENTRAL CASH FUND -
CONTINUED

declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $1,968,266,000 and $2,319,730,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .50% of average net assets after the performance adjustment

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .22% of average net assets.

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $386,000 for the period.

5. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $574,000 under this arrangement.

In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $9,000 and $27,000, respectively, under these arrangements.

6. BENEFICIAL INTEREST.

At the end of the period, Charitable Gift Fund, an affiliate of FMR was record owner of approximately 5% of the total outstanding shares of the fund.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Mid-Cap Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mid-Cap Stock Fund (a fund of Fidelity Devonshire Trust) at April 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mid-Cap Stock Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
June 8, 1999

DISTRIBUTIONS


The Board of Trustees of Fidelity Mid-Cap Stock Fund voted to pay on June 7, 1999, to shareholders of record at the opening of business on June 4, 1999, a distribution of $1.33 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.01 per share from net investment income.

A total of 13% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

OF SPECIAL NOTE


INTRODUCING FIDELITY'S NEW, REORGANIZED PROSPECTUS

Recently, the SEC issued new disclosure requirements for all mutual fund prospectuses. While Fidelity could have complied by simply following the new requirements, we saw a different opportunity. We saw the chance to create a brand new prospectus: one that is better organized, easier to use and more informative than ever.

The new format of the Fidelity mutual fund prospectus puts the information you need to make informed investment decisions right at your fingertips. In the opening pages, you will find the SEC-mandated summary that highlights the fund's investment objectives, strategies and risks. There's also an easy-to-read performance chart and fee table right up front.

Inside, you will find additional features we've introduced to make the fund prospectus a more useful tool. In our new Shareholder Information section, for example, we have provided practical, beneficial information - from how to buy or sell shares, key contact information, investment services, ways to set up your account and more - all in one convenient location.

We invite you to spend a moment and review our new prospectus. It is designed to help make your investment decision easier, no matter which of the Fidelity funds you invest in.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
Fidelity Management & Research
 (U.K.) Inc., London, England

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

* INDEPENDENT TRUSTEES

MCS-ANN-0699  78297
1.703594.101

CUSTODIAN
Chase Manhattan Bank, N.A.
New York, NY

FIDELITY'S GROWTH FUNDS
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THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
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